                                                                   EXHIBIT 10.39

                              EQUIPMENT SCHEDULE
                                      TO
                      MASTER LOAN AND SECURITY AGREEMENT

MASTER LOAN AND SECURITY AGREEMENT NO. 7237    DATED: June 18, 1998
EQUIPMENT SCHEDULE NO. 05

LENDER:                                        CUSTOMER:
OXFORD VENTURE LEASING, LLC                    PARADIGM GENETICS, INC.
8180 GREENSBORO DRIVE, STE 1000                106 ALEXANDER DRIVE, BLG 6
MCLEAN, VA 22102                               RESEARCH TRIANGLE PARK, NC 27709

LENDER AND CUSTOMER HAVE ENTERED INTO MASTER LOAN AND SECURITY AGREEMENT NO. 7237 DATED JUNE 18, 1998 (THE "AGREEMENT") WHICH IS INCORPORATED HEREIN. THIS IS AN EQUIPMENT SCHEDULE TO THE AGREEMENT. ALL WORDS AND TERMS USED HEREIN AND NOT SPECIFICALLY DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS SET FORTH IN THE AGREEMENT.

     1.  EQUIPMENT LOCATION (if other than above address of Customer): none

     2.  EQUIPMENT: (See attached Exhibit A)

     3.  ACQUISITION COST OF THE EQUIPMENT: $615,671.43.

     4.  SUPPLIER(S): (See attached Exhibit A)

     5. THE LOAN AND LOAN AGREEMENT REPAYMENT. As requested by Customer pursuant to the Agreement, Lender agrees to lend to Customer the sum of Six Hundred Fifteen Thousand Six Hundred Seventy One and 43/100 dollars. Customer agrees to repay the Loan Agreement in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

          SCHEDULE

          Advance Payment Amount: $6,541.51.
          Number of Installments (Exclusive of Advance Payment): 48 Payment Period:
          __ X __ Monthly _____ Quarterly

          Periodic Installment Payment Amount Per Period: $6,541.51 for the next eleven (11) months, followed by $19,026.09 for thirty-six months, followed by one payment of $61,567.14.

          Commencement Date: ___________________
          Special Provisions (if any): none

     6.  SECURITY DEPOSIT: None

     7. DISBURSEMENT OF PROCEEDS. Customer hereby authorizes Lender to disburse the $615,671.43 proceeds as follows:

         (a)  $615,571.43  to:  Paradigm Genetics, Inc.
               ----------
              $615,671.43  TOTAL PROCEEDS
               ----------

Customer may direct the Lender in writing to withhold payments from Supplier(s), either now or in the future. Lender shall be entitled to rely on such written direction of Customer as being conclusive as to the intent of the Customer with regard to withheld payments.

Customer hereby acknowledges and agrees that it shall constitute an additional Event of Default under the Loan Agreement if, for any reason, the Acquisition Cost of the Equipment has not been fully paid to the appropriate Supplier(s) thereof within ten (10) days after demand therefor by Lender. Customer hereby agrees to indemnify, and hold harmless Lender from and against any liability, claim, loss or damage, including Attorneys' Fees and Expenses, that may be incurred by Lender as a result of any amounts to be withheld hereunder, including any claims of the Supplier(s) therefor.

     8. ADJUSTMENTS: Customer acknowledges that payments under the Loan Agreement herein are based upon the Acquisition Cost of the Equipment set forth above, and as a result of authorized changes to the Equipment, the final Acquisition Cost of the Equipment may increase or decrease by up to 10%. In such event, the Loan Payments shall be adjusted accordingly, and Customer authorizes Lender to correct the Loan Agreement (and all related documentation) to reflect such changes and Customer, if requested by Lender, shall confirm such changes to Lender in writing.

     9. SUPPLY CONTRACT: Customer acknowledges either that (a) Customer has reviewed and approved any written purchase agreement or purchase order covering the Equipment ("Supply Contract") purchased from Supplier, or (b) Lender has informed or advised Customer, in writing, either previously or by the Loan Agreement, of the following: (i) the identity of the Supplier, (ii) that Customer may have rights under the Supply Contract and (iii) that Customer may contact the Supplier for a description of any such rights Customer may have under the Supply Contract. If Customer has entered into a written Supply Contract, then Customer hereby assigns to Lender all of Customer's rights and interests in and to the Equipment and the Supply Contract. If requested by Lender, Customer shall obtain any consent required for such assignment. If Customer has not entered into any such Supply Contract, Customer authorizes Lender to (and Lender may at its option) act on behalf of Customer to obtain a Supply Contract from Supplier. Except for the obligation to pay Supplier for the Equipment, if (and only if) the Equipment is accepted by Customer under the Loan Agreement, such assignment shall not include any of Customer's obligations under such Supply Contract and Customer shall at all times remain liable to perform all of its duties and obligations under the Supply Contract to the same extent as if an assignment has not occurred. Customer hereby represents and warrants that: (i) Customer has delivered herewith a true and correct copy of the Supply Contract, neither Supplier nor Customer is in default under the Supply Contract and it shall not be amended without Lender's prior written consent and (ii) the Supply Contract is free from all claims, security interests, liens and encumbrances, except for the interest being conveyed by the Loan Agreement. Customer indemnifies and holds Lender harmless with respect to any and all claims relating to the performance of Customer's obligations under the Supply Contract.

     10.  SEE RATE ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Customer and that he/she has read, accepted and duly executed this Equipment Schedule to the Master Loan and Security Agreement on behalf of Customer.

ACCEPTED AT LESSOR'S OFFICE AT MCLEAN, VIRGINIA.

OXFORD VENTURE LEASING, LLC    PARADIGM GENETICS, INC
(LENDER)                       (CUSTOMER)


By:                        By:
          ---------------          -------------

Name:     J. A. Philbrick  Name:   John Ryals
          ---------------          -------------

Title:    President        Title:  CEO/President
          ---------------          -------------

Date:            10/28/98  Date:        10/28/98
          ---------------          -------------

                                   EXHIBIT A

                               LIST OF EQUIPMENT


     The following list and description of Equipment supplements and forms a part of Equipment Schedule No. 05 to Master Loan and Security Agreement No. 7237 dated June 18, 1998 between Lender and Customer and may be attached to said Equipment Schedule and any related UCC Financing Statements, or other document relating to the Master Loan and Security Agreement, the Equipment Schedule or any other document describing the Equipment.



               SEE ATTACHED EQUIPMENT SCHEDULE EXHIBIT A ATTACHED



All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.


OXFORD VENTURE LEASING, LLC     PARADIGM GENETICS, INC
(LENDER)                        (CUSTOMER)


By:                             By:
         ---------------                 --------------

Name:    J. A. Philbrick        Name:    John Ryals
         ---------------                 --------------

Title:                          Title:    CEO/President
         ---------------                 --------------

PROMISSORY NOTE TO:  MASTER LOAN AND SECURITY AGREEMENT NO. 7237
                     Dated June 18, 1998

                     EQUIPMENT SCHEDULE NO. 05

U.S. $615,671.43                                             McLean, Virginia

Dated:
       ---------------------

     FOR VALUE RECEIVED, Paradigm Genetics, Inc., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of OXFORD VENTURE LEASING, LLC. or its successors or assigns (the "Payee") at its offices located at 8180 Greensboro Drive, Suite 1000, McLean, Virginia 22102, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. Six Hundred Fifteen Thousand Six Hundred Seventy-One and 43/100 dollars ($615,671.43), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

     This Note evidences a loan by the Payee to the undersigned pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

     The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

     The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

     The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Loan Agreement.

     This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

     IN WITNESS OF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.


                                    PARADIGM GENETICS, INC.
                                    Borrower


                                    By:
                                       -------------------------------

                                    Name: John Ryals
                                         -----------------------------

                                    Title: CEO/President
                                          ----------------------------